United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 5, 2022

Date of Report (Date of earliest event reported)

Digital Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 N Federal Hwy #304 Boca Raton, FL		33432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	DHACU	The Nasdaq Global Market
Common Stock, par value $0.0001 per share	DHAC	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	DHACW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Second Amended and Restated Business Combination Agreement

As previously disclosed in its Current Report on Form 8-K filed on June 16, 2022, on June 15, 2022, Digital Health Acquisition Corp. (“DHAC” or the “Company”), entered into a Business Combination Agreement (the “Original Agreement”) by and among DHAC, DHAC Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of DHAC (“Merger Sub I”), DHAC Merger Sub II, Inc., a Texas corporation and a wholly owned subsidiary of DHAC (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), VSee Lab, Inc., a Delaware corporation (“VSee”) and iDoc Virtual Telehealth Solutions, Inc., a Texas corporation (“iDoc”).

And as previously disclosed in its Current Report on Form 8-K filed on August 11, 2022, on August 9, 2022, the parties to the Original Agreement entered into the First Amended and Restated Business Combination Agreement (the “First A&R Business Combination Agreement”), pursuant to which the Original Agreement was amended and restated in its entirety.

On October 6, 2022, the parties to the Original Agreement and First A&R Business Combination Agreement entered into the Second Amended and Restated Business Combination Agreement (the “Second A&R Business Combination Agreement”), pursuant to which the Original Agreement and First A&R Business Combination Agreement were amended and restated in their entirety in order to provide, among the other things, that concurrently with the execution of the Second A&R Business Combination Agreement, DHAC has entered into a First Amended and Restated PIPE Securities Purchase Agreement (as described below) with certain institutional and accredited investors. This transaction is known as the “Business Combination”.

The foregoing description of the Second A&R Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Second A&R Business Combination Agreement filed as Exhibit 2.1 hereto and incorporated by reference herein.

Certain Related Agreements

First Amended and Restated PIPE Securities Purchase Agreement. Concurrently with the execution of the First A&R Business Combination Agreement, DHAC entered into a securities purchase agreement, with certain institutional and accredited investors (the “PIPE Investors”) on August 9, 2022 and as reported on the Form 8-K filed on August 11, 2022 (the “Original PIPE Securities Purchase Agreement”).

On October 6, 2022, concurrently with the execution of the Second A&R Business Combination Agreement, the parties to the Original PIPE Securities Purchase Agreement entered into the First Amended and Restated Securities Purchase Agreement (the “First A&R PIPE SPA”), pursuant to which the PIPE Investors have agreed to subscribe for and purchase, and DHAC has agreed to issue and sell to the PIPE Investors, immediately prior to the closing of the transactions contemplated by the Second A&R Business Combination Agreement (the “Closing”), (a) convertible preferred stock of the Company designated as Series A Convertible Preferred Stock (the “Series A Preferred Stock”), with terms set forth in the certificate of designation for such series of Series A Preferred Stock (the “Certificate of Designation”), and (b) warrants exercisable for shares of DHAC Common Stock (the “PIPE Warrants” and, together with the sale of Series A Preferred Stock under the First A&R PIPE SPA, the “PIPE Financing”) for aggregate proceeds of at least $8,000,000 (the “Aggregate Closing PIPE Proceeds”).

The Aggregate Closing PIPE Proceeds will be a part of the aggregate cash proceeds available for release to DHAC in connection with the transactions contemplated by the Second A&R Business Combination Agreement. The PIPE Warrants are exercisable into shares of DHAC Common Stock at a price of $12.50 per share, and expire five (5) years from the date of issuance. The Series A Preferred Stock is convertible into shares of DHAC Common Stock at an initial conversion price of $10.00, subject to adjustment as described in the Certificate of Designations.

The First A&R PIPE SPA also provides that at any time after the date of the First A&R PIPE SPA and including (x) with respect to the PIPE Investors’ right to purchase Additional Offering Securities further to an Additional Offering (as each term is defined below) the earlier to occur of (I) the first anniversary of the date of the First A&R PIPE SPA and (II) the date of the consummation of one or more Subsequent Placements (as defined in the First A&R PIPE SPA) with the PIPE Investors on terms identical to the First A&R PIPE SPA with an aggregate purchase price of at least $10 million (the “Additional Offering,” and the securities thereof, the “Additional Offering Securities”) and (y) with respect to PIPE Investors’ right to participate in a Subsequent Placement other than an Additional Offering the earlier to occur of (I) the initial date after the date of Closing that no Series A Preferred Shares remain outstanding and (II) the date of the consummation of a Subsequent Placement by the Company with gross proceeds, paid in cash, of at least $5,000,000. With respect to (i) Additional Offerings, DHAC is required to offer 100% of the Additional Offering Securities to the PIPE Investors; and (ii) Subsequent Offerings, DHAC is required to offer 25% of the Offered Securities to the PIPE Investors.

The shares of DHAC Common Stock to be issued pursuant to the First A&R PIPE SPA have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Pursuant to the First A&R PIPE SPA, the PIPE Investors will enter into a registration rights agreement (the “PIPE Registration Rights Agreement”) at the closing of the transactions contemplated by the First A&R PIPE SPA (the “PIPE Closing”), pursuant to which DHAC will agree to register the shares of DHAC Common Stock issuable upon conversion of the Series A Preferred Stock and PIPE Warrants.

Pursuant to the First A&R PIPE SPA, certain stockholders of DHAC, VSee and iDoc will enter into a lock-up agreement substantially in the form as reported on the Form 8-K filed on August 11, 2022 (the “PIPE Lock-Up Agreement”) with DHAC. Pursuant to the PIPE Lock-Up Agreement, such parties will not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of DHAC Common Stock or Convertible Securities (as defined in the First A&R PIPE SPA), or establish or increase a put equivalent position or liquidate or decrease a call equivalent position with respect to any shares of Common Stock or Convertible Securities owned directly by such parties or with respect to which each party has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (collectively, the “Investor Shares”), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Investor Shares, (iii) make any demand for or exercise any right or cause to be filed a registration statement with respect to the registration of any shares of DHAC Common Stock or Convertible Securities or (iv) publicly disclose the intention to do any of the foregoing.

Under the PIPE Lock-Up Agreement, the PIPE Lock-Up Period means the period beginning on the date of the Lock-Up Agreement and ending on the earlier of the period commencing on the Closing Date (as defined in the First A&R PIPE SPA) and ending on the earlier of the eight month anniversary of the Closing Date or, if earlier, if after the Closing Date the VWAP of the DHAC Common Stock exceeds $12.50 (as adjusted for any stock splits, stock dividends, stock combinations recapitalizations and similar events after the Closing Date) for a period twenty (20) consecutive Trading Days (the “Release Triggering Date”), on the Trading Day immediately following such Release Triggering Date.

The foregoing description of the Certificate of Designation, First A&R PIPE SPA, PIPE Warrants, PIPE Registration Rights Agreement, and PIPE Lock-Up Agreement, do not purport to be complete and is qualified in its entirety by the terms and conditions of the Certificate of Designation, First A&R PIPE SPA, PIPE Warrants, PIPE Registration Rights Agreement, and PIPE Lock-Up Agreement filed as Exhibit 3.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4 hereto and incorporated by reference herein.

Second Amended and Restated Transaction Support Agreement. In connection with the execution of the Second A&R Business Combination Agreement, DHAC, Milton Chen, the Executive Vice Chairman of VSee, Dr. Imoigele Aisiku, the Executive Chairman of the Board of Directors of iDoc, and certain other stockholders of VSee and iDoc (collectively, the “Supporting Stockholders”) entered into a Second Amended and Restated Transaction Support Agreement, dated as of October 6, 2022 (the “Second A&R Transaction Support Agreement”) which replaced the first amended and restated Transaction Support Agreement executed on August 9, 2022, pursuant to which the Supporting Stockholders have agreed to, among other things, (i) support and vote in favor of the Second A&R Business Combination Agreement and the related transactions contemplated therein at DHAC’s stockholder meeting; (ii) not affect any sale or distribution of any shares of capital stock of DHAC, VSee, or iDoc; and (iii) take or cause to be done such further acts and things as may be reasonably necessary or advisable to cause the parties to fulfill their respective obligations under the Second A&R Business Combination Agreement and consummate the transactions contemplated thereby.

The foregoing description of the Transaction Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Transaction Support Agreement filed as Exhibit 10.5 hereto and incorporated by reference herein.

First Amendment to Leak-Out Agreement. Pursuant to the Second A&R Business Combination Agreement, prior to Closing, DHAC will execute an amendment to leak-out agreement (the “First Amendment to Leak-Out Agreement”). Pursuant to the First Amendment to Leak-Out Agreement, the signing stockholder agrees for a period beginning on the Closing Date and ending on the earlier of (i) December 31, 2023, (ii) such time as the aggregate trading volume of DHAC’s common stock on NASDAQ since and including the Closing Date exceeds 10,000,000 shares, as reported by Bloomberg, LP, (iii) (a) 180 days after the Closing, or (b) subsequent to the Closing, (1) if the last reported sale price of DHAC’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 consecutive trading days after the Closing, the date after such 20th trading day or (2) the date on which DHAC completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of DHAC’s public stockholders having the right to exchange their shares of DHAC common stock for cash, securities or other property, or (iv) the termination of the PIPE Lock-Up Agreement (such period, the “Leak-Out Agreement Restricted Period”), neither the signing stockholder nor any of its affiliates shall collectively, sell, dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) common stock of DHAC held by the signing stockholder on the Closing Date in an amount representing more than 10% of the trading volume of DHAC’s common stock as reported by Bloomberg, LP on any date during the Leak-Out Agreement. The Leak-Out Agreement contains certain exceptions for transactions not reported on the consolidated tape, provided such transferee recipient executes a leak-out agreement in similar form.

The foregoing description of the First Amendment to Leak-out Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Leak-out Agreement, a copy of which is filed as Exhibit 10.6 hereto and is incorporated by reference herein.

For the other certain related agreements that were executed concurrently with the Original Agreement, First A&R Business Combination Agreement or will be entered in connection with the Second A&R Business Combination Agreement, please refer to the Company’s Form 8-Ks filed with the Securities and Exchange Commission (the “SEC”) on June 16, 2022 and on August 11, 2022.

Bridge Financing

In a private placement transaction, on October 5, 2022, the Company, VSee and iDoc, entered into a securities purchase agreement (the “Bridge SPA”) with an institutional investor (“Bridge Investor”). Pursuant to the Bridge SPA, the Company, VSee, and iDoc will issue the Bridge Investor 10% original issue discount senior secured convertible notes (the “Bridge Notes”) in an aggregate amount of approximately $2,222,222, and the Company will issue to the Bridge Investor (i) warrants with an exercise period of five years to purchase up to 173,913 shares of Company Common Stock at an exercise price of $11.50 per share (the “Bridge Warrants”), and (ii) 30,000 shares of Company common stock as “commitment shares” to the Purchasers.

At no time may any individual investor hold or be required to take, either directly or beneficially, more than 4.99% of outstanding Company Common Stock.

Each of the Company, VSee and iDoc are the issuers of the Bridge Notes and their respective subsidiaries (together with the Company, VSee and iDoc, the “Company Parties”) will guaranty the Bridge Notes. The Bridge Notes will be fully secured by collateral of the Company Parties and rank senior to all other indebtedness of the Company Parties. The security interest in favor of the Bridge Investor, as collateral agent, will cover substantially all assets of the Company Parties prior to the Business Combination including, without limitation, the intellectual property, trademark, and patent rights of the Company Parties.

Form of Bridge Note. The Bridge Notes are due and payable on October 5, 2023 (the “Bridge Note Maturity Date”). However, pursuant to the terms of the Bridge SPA, when the Company closes the Business Combination under the Second A&R Business Combination Agreement and if the PIPE Financing closes in connection therewith, then the Company, VSee, and iDoc must pay off the Bridge Notes in their entirety (the “Bridge Note Mandatory Prepayments”).

Form of Bridge Warrant. In connection with the Bridge SPA, the Company issued to the Bridge Investor an aggregate of 173,913 Warrants exercisable over a period of five years for shares of Common Stock at an exercise price equal to $11.50 per share.

Bridge Registration Rights Agreement. In connection with the Bridge SPA, the Company entered into a Registration Rights Agreement with the Bridge Investor, dated October 5, 2022 (the “Bridge RRA”). The Bridge RRA provides that the Company will file a registration statement to register the shares of Common Stock underlying the Bridge Warrants and the commitment shares.

Bridge Lock-Up Agreement. In connection with the Bridge SPA, certain stockholders of DHAC, VSee and iDoc will each enter into a lock-up agreement (the “Bridge Lock-Up Agreement”), pursuant to which each will agree, from the date of the Bridge Lock-Up Agreement until the Bridge Notes under the Bridge SPA are no longer outstanding (the “Restriction Period”), subject to certain customary exceptions, not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended with respect to any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company beneficially owned, held or hereafter acquired by the person signing the Bridge Lock-Up Agreement.

The foregoing description of the Bridge SPA, the Bridge Notes, the Bridge Warrants, the Bridge RRA, and the Bridge Lock-Up Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Bridge SPA, the Bridge Notes, the Bridge Warrants, the Bridge RRA, and the Bridge Lock-Up Agreement, respectively filed as Exhibit 10.7, Exhibit 10.8, Exhibit 10.9, Exhibit 10.10, Exhibit 10.11, and Exhibit 10.12 hereto and incorporated by reference herein.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between DHAC, VSee and iDoc. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. DHAC intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a proxy statement, prospectus, and consent solicitation of DHAC, referred to as a proxy statement/prospectus/consent solicitation. A proxy statement/prospectus/consent solicitation will be sent to all DHAC stockholders. DHAC also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of DHAC are urged to read the registration statement, the proxy statement/prospectus/consent solicitation and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus/consent solicitation and all other relevant documents filed or that will be filed with the SEC by DHAC through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. You can find information about DHAC’s directors and executive officers and their ownership of DHAC’s securities in DHAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 29, 2022, and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

VSee, iDoc and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s, VSee’s and iDoc’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements include, without limitation, the Company’s, VSee’s and iDoc’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s, VSee’s and iDoc’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of DHAC, VSee and iDoc to meet the closing conditions in the Business Combination Agreement, including due to failure to obtain approval of the shareholders of DHAC, VSee and iDoc or certain regulatory approvals, or failure to satisfy other conditions to closing in the Business Combination Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against DHAC, VSee and iDoc following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s common stock on the Nasdaq Capital Market, as applicable, following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the inability of the combined company to raise financing in the future; (9) the success, cost and timing of VSee’s, iDoc’s and the combined company’s product development activities; (10) the inability of VSee, iDoc or the combined company to obtain and maintain regulatory approval for their products, and any related restrictions and limitations of any approved product; (11) the inability of VSee, iDoc or the combined company to identify, in-license or acquire additional technology; (12) the inability of VSee, iDoc or the combined company to maintain VSee’s or iDoc’s existing or future license, manufacturing, supply and distribution agreements; (13) the inability of VSee, iDoc or the combined company to compete with other companies currently marketing or engaged in the development of products and services that VSee or iDoc is currently marketing or developing; (14) the size and growth potential of the markets for VSee’s, iDoc’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others; (15) the pricing of VSee’s, iDoc’s and the combined company’s products and services and reimbursement for medical procedures conducted using VSee’s, iDoc’s and the combined company’s products and services; (16) VSee’s, iDoc’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (17) VSee’s, iDoc’s and the combined company’s financial performance; and (18) the impact of COVID-19 on VSee’s and iDoc’s businesses and/or the ability of the parties to complete the Business Combination. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in DHAC’s most recent filings with the SEC, including DHAC’s Prospectus, filed with the SEC on November 4, 2021. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. All subsequent written and oral forward-looking statements concerning DHAC, VSee or iDoc, the transactions described herein or other matters attributable to DHAC, VSee, iDoc, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of DHAC, VSee or iDoc expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Second Amended and Restated Business Combination Agreement, dated as of October 6, 2022, by and among Digital Health Acquisition Corp., DHAC Merger Sub I, DHAC Merger Sub II, VSee Lab, Inc., and iDoc Virtual Telehealth Solutions, Inc.

3.1	Form of Certificate of Designation of Series A Convertible Preferred Stock

10.1	First Amended and Restated PIPE Securities Purchase Agreement, dated as of October 6, 2022, by and among Digital Health Acquisition Corp. and the investors party thereto

10.2	Form of PIPE Warrants

10.3	Form of PIPE Registration Rights Agreement

10.4	Form of PIPE Lock-Up Agreement (incorporated by reference to Exhibit 10.7 of Digital Health Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on August 11, 2022)

10.5	Second Amended and Restated Transaction Support Agreement, dated as of October 6, 2022, by and among Digital Health Acquisition Corp., Milton Chen, Imoigele Aisiku, and certain stockholders of VSee Lab, Inc., and iDoc Virtual Telehealth Solutions, Inc.

10.6	First Amendment to Leak-Out Agreement, dated October 6, 2022, by and between DHAC and certain stockholders of VSee Lab, Inc.

10.7	Securities Purchase Agreement, dated as of October 5, 2022, by and among Digital Health Acquisition Corp., VSee Lab, Inc., iDoc Virtual Telehealth Solutions, Inc., and the Bridge Investor

10.8	Form of Bridge Notes

10.9	Form of Bridge Warrants

10.10	Bridge Registration Rights Agreement dated as of October 5, 2022 by and among Digital Health Acquisition Corp., and the Bridge Investor

10.11	Form of Bridge Lock-Up Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2022

DIGITAL HEALTH ACQUISITION CORP.

By:	/s/ Scott Wolf
Name:	Scott Wolf
Title:	Chief Executive Officer and Chairman